Stepp Law Group Thinka Weight-Loss Corporation - Amendment no.1 to Form 8-K	Rev -() 09/24/2001 15:40:44	twl_8ka1.sif, Seq: 1 File Page/Sheet: /

Filename:	twl_8ka1.sif
Type:
Comment/Description:
(this header is not part of the document)

<SUBMISSION-INFORMATION-FILE>

<TYPE>                                 8-K/A                                                       </TYPE>
<CONFIRMING-COPY>                      NO                                                          </CONFIRMING-COPY>
<SROS>                                 NONE                                                        </SROS>
<FILER>
     <FILER-CIK>                       1107445                                                     </FILER-CIK>
     <FILER-CCC>                       h7m#ktna                                                    </FILER-CCC>
</FILER>
<SUBMISSION-CONTACT>
     <CONTACT-NAME>                    Ryan Neely                                                  </CONTACT-NAME>
     <CONTACT-PHONE>                   949-637-3763                                                </CONTACT-PHONE>
</SUBMISSION-CONTACT>
<NOTIFY-INTERNET>                      ryan.neely@home.com                                         </NOTIFY-INTERNET>
     <NOTIFY-INTERNET>                 mjm@stepplawgroup.com                                       </NOTIFY-INTERNET>
<RETURN-COPY>                          NO                                                          </RETURN-COPY>
<PERIOD>                               07-30-01                                                    </PERIOD>
<ITEMS>                                7                                                           </ITEMS>

</SUBMISSION-INFORMATION-FILE>

Stepp Law Group Thinka Weight-Loss Corporation - Amendment no.1 to Form 8-K	Rev -() 09/24/2001 15:17:28	twl_form8k-no1.txt, Seq: 2 File Page/Sheet: /

Filename:	twl_form8k-no1.txt
Type:	8-K/A
Comment/Description:
(this header is not part of the document)

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           AMENDMENT NO. 1 TO FORM 8-K

                     ORIGINAL REPORT FILED ON JULY 31, 2001

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                  Date of Event Requiring Report: July 30, 2001

                         THINKA WEIGHT-LOSS CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)

        Nevada                       000-32673                 98-0218912
        ------                       ---------                 ----------
(State of Incorporation)            (Commission               (IRS Employer
                                     File Number)              Identification #)

            3110 East Sunset Road, Suite H1, Las Vegas, Nevada 89120
 ----------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (800) 297-4450
                    ----------------------------------------
              (Registrant's telephone number, including area code)

                    ----------------------------------------
          (Former name or former address, if changed since last report)

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

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

See original Form 8-K filed on July 31, 2001.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

See original Form 8-K filed on July 31, 2001.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

Not Applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not Applicable.

ITEM 5.     OTHER EVENTS

Not Applicable.

ITEM 6.     RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

See original Form 8-K filed on July 31, 2001.

ITEM 7.     FINANCIAL STATEMENTS

(a)      Financial statements of businesses acquired.

                           SIX FORTY-NINE INCORPORATED
                          (A Development Stage Company)

                              FINANCIAL STATEMENTS

                       YEARS ENDED JUNE 30, 2001 and 2000
                             AND FOR THE PERIOD FROM
                   JUNE 29, 1999 (INCEPTION) TO JUNE 30, 2001

                                    CONTENTS

                                                                          Page
                                                                          ----
Independent Auditors' Report                                                1

Financial Statements:
  Balance Sheet                                                             2
  Statements of Operations                                                  3
  Statement of Stockholders' Equity                                         4
  Statements of Cash Flows                                                  5
  Notes to Financial Statements                                           6-13

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

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
Six Forty-Nine Incorporated
Las Vegas, Nevada

We have audited the accompanying balance sheet of Six Forty-Nine Incorporated (A
Development Stage Company) as of June 30, 2001 and the related statements of operations, stockholders' equity and cash flows for each of the two years in the period ended June 30, 2001 and for the period from June 29, 1999 (inception) to
June 30, 2001. These financials statements are the responsibility of the
Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Six Forty-Nine Incorporated as of June 30, 2001 and the results of its operations and its cash flows for each of the two years in the period ended June 30, 2001 and for the period from June
29, 1999 (inception) to June 30, 2001 in conformity with auditing standards generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the
Company will continue as a going concern. As discussed in Note 1 to the accompanying financial statements, the Company has no established source of revenue, which raises substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters is also discussed in Note
1. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

STONEFIELD JOSEPHSON, INC.
CERTIFIED PUBLIC ACCOUNTANTS

Santa Monica, California
August 21, 2001

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

                           SIX FORTY-NINE INCORPORATED
                          (a Development Stage Company)

                          BALANCE SHEET - JUNE 30, 2001

                                     ASSETS


Current assets:
     Cash                                                                       $          538,009
     Other current assets                                                                   59,612
                                                                                -------------------

         Total current assets                                                              597,621

Equipment, net                                                                               3,162

Intangible asset                                                                             6,500
                                                                                -------------------
                                                                                $          607,283
                                                                                ===================

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities -
     Accounts payable and accrued liabilities                                   $           30,939
                                                                                -------------------

Stockholders' equity:
     Common stock, $0.001 par value, 200,000,000 shares authorized,
         12,892,300 issued and outstanding                                                  12,892
     Additional paid-in capital                                                            819,508
     Deficit accumulated during development stage                                         (256,056)
                                                                                -------------------

         Total stockholders' equity                                                        576,344
                                                                                -------------------

                                                                                $          607,283
                                                                                ===================


See accompanying independent auditors' report and notes to financial statements.

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

                           SIX FORTY-NINE INCORPORATED
                          (a Development Stage Company)

                            STATEMENTS OF OPERATIONS


                                                                                                 For the
                                                                                               period from
                                                              For the year ended              June 29, 1999
                                                   ---------------------------------------   (inception) to
                                                     June 30, 2001        June 30, 2000       June 30, 2001
                                                   -------------------  ------------------  ------------------
Revenues                                           $                 -  $                -  $                -

Selling, general and administrative expenses                   254,367                 689             256,056
                                                   -------------------  ------------------  ------------------

Loss before provision for income taxes                        (254,367)               (689)           (256,056)

Provision for income taxes                                           -                   -                   -
                                                   -------------------  ------------------  ------------------

Net loss                                           $          (254,367) $             (689) $         (256,056)
                                                   ===================  ==================  ==================

Net  loss available to common stockholders
     per common share - basic anddilutive:

     Loss per common share                         $             (0.03)         **
                                                   ===================  ==================

     Weighted average common shares outstanding -
     basic and dilutive                                      8,761,654           3,500,000
                                                   ===================  ==================


** Loss per common share is less than $0.01.

See accompanying independent auditor's report and notes to financial statements.

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

                           SIX FORTY-NINE INCORPORATED
                          (a Development Stage Company)

                        STATEMENT OF STOCKHOLDERS' EQUITY


                                                                                               Deficit
                                                                                             accumulated
                                                   Common stock                Additional        during            Total
                                          --------------------------------      paid-in       development       stockholders'
                                              Shares           Amount           capital          stage             equity
                                          ---------------  ---------------  ---------------  ---------------  ---------------
Balance at June 29, 1999
     date of incorporation                              -  $             -  $             -  $             -  $ -

Sale of common stock at $0.001
     per share (June 1999)                      3,500,000            3,500                -                -            3,500

Net loss                                                -                -                -           (1,000)          (1,000)
                                          ---------------  ---------------  ---------------  ---------------  ---------------

Balance at June 30, 1999                        3,500,000            3,500                -           (1,000)           2,500

Net loss                                                -                -                -             (689)            (689)
                                          ---------------  ---------------  ---------------  ---------------  ---------------

Balance at June 30, 2000                        3,500,000            3,500                -           (1,689)           1,811

Acquisition of intangible
     asset at ($0.001) per share
     (November 2000)                            6,500,000            6,500                -                -            6,500

Issuance of stock in exchange
     for services rendered at $0.001
     per share (November 2000)                  1,250,000            1,250                -                -            1,250

Sale of common stock at $0.50
     per share (January 2001)                      50,000               50           24,950                -           25,000

Sale of common stock at $0.50
     per share (March 2001)                     1,592,300            1,592          794,558                -          796,150

Net loss                                                -                -                -         (254,367)        (254,367)
                                          ---------------  ---------------  ---------------  ---------------  ---------------

Balance at June 30, 2001                       12,892,300  $        12,892  $       819,508  $      (256,056) $       576,344
                                          ===============  ===============  ===============  ===============  ===============


See accompanying independent auditor's report and notes to financial statements.

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

                           SIX FORTY-NINE INCORPORATED
                          (a Development Stage Company)

                            STATEMENTS OF CASH FLOWS


                                                                                                                    For the
                                                                                                                  period from
                                                                                  For the year ended             June 30, 1999
                                                                         ------------------------------------   (inception) to
                                                                          June 30, 2001       June 30, 2000      June 30, 2001
                                                                         -----------------   ----------------   -----------------
Cash flows provided by (used for) operating activities:
     Net loss                                                            $        (254,367)  $           (689)  $        (256,056)

     Adjustments to reconcile net loss to net cash provided by (used for)
        operating activities:
        Depreciation and amortization                                                  288                  -                 288
        Non-cash consulting services rendered                                        1,250                  -               1,250

     Changes in assets and liabilities:
        (Increase) decrease in assets -
           Other current assets                                                    (59,612)                 -             (59,612)
        Increase (decrease) in liabilities -
           Accounts payable and accrued liabilities                                 30,754                185              30,939
                                                                         -----------------   ----------------   -----------------

              Total adjustments                                                    (27,320)               185             (27,135)
                                                                         -----------------   ----------------   -----------------

                 Net cash provided by (used for) operating activities             (281,687)              (504)           (283,191)

Cash flows used for investing activities:
     Purchases of property and equipment                                            (3,450)                 -              (3,450)

                                                                         -----------------   ----------------   -----------------
                 Net cash used for investing activities                             (3,450)                 -              (3,450)

Cash flows provided by financing activities -
     Proceeds from issuance of common stock                                        821,150                  -            824,650
                                                                         -----------------   ----------------  -----------------

                 Net cash provided by financing activities                         821,150                  -            824,650
                                                                         -----------------   ----------------  -----------------

Net increase (decrease) in cash                                                    536,013               (504)           538,009
Cash, beginning of period                                                            1,996              2,500                  -
                                                                         -----------------   ----------------  -----------------

Cash, end of period                                                      $         538,009   $          1,996  $         538,009
                                                                         =================   ================  =================

Supplemental disclosure of cash flow information:
     Income taxes paid                                                   $               -   $              -  $               -
                                                                         =================   ================  =================
     Interest paid                                                       $               -   $              -  $               -
                                                                         =================   ================  =================

Supplemental disclosure of non-cash investing and financing activities:

     Stock issued for services rendered                                  $           1,250   $              -  $           1,250
                                                                         =================   ================  =================
     Stock issued for intangible asset                                   $           6,500   $              -  $           6,500
                                                                         =================   ================  =================



See accompanying independent auditor's report and notes to financial statements.

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

                           SIX FORTY-NINE INCORPORATED
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

                       YEARS ENDED JUNE 30, 2001 AND 2000
                             AND FOR THE PERIOD FROM
                   JUNE 29, 1999 (INCEPTION) TO JUNE 30, 2001

(1)      Summary Of Significant Accounting Policies:

         Nature of Business:

                  Six Forty-Nine Incorporated (the "Company") is currently a development stage company under the provisions of Statement of
                  Financial Accounting Standards ("SFAS") No. 7 and was
                  incorporated under the laws of the State of Nevada on June 29,
                  1999. The Company has developed a weight loss product that acts as an appetite reducing agent while providing proper
                  nutritional requirements. Management's intension is to market the product to the mild to moderately overweight individual.

         Basis of Presentation:

                  The accompanying financial statements have been prepared in conformity with generally accepted accounting principles,
                  which contemplate continuation of the Company as a going
                  concern. However, the Company has no established source of revenue. This matter raises substantial doubt about the
                  Company's ability to continue as a going concern. These
                  financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

                  Management plans to take the following steps that it believes will be sufficient to provide the Company with the ability to continue in existence:

                  Management intends to continue to raise additional financing through joint venturing of projects, exchange of asset, debt financing, equity financing or other means and interests which it deems necessary with a view to moving forward and sustain a prolonged growth in its strategy phases.

         Use of Estimates:

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial
                  statements, and the reported amounts of revenues and expenses during the reported periods. Significant estimates made by the
                  Company's management include but are not limited to
                  recoverability of property and equipment and proprietary
                  products through future operating profits. Actual results
                  could materially differ from those estimates.

         Comprehensive Income:

                  SFAS No. 130, "Reporting Comprehensive Income", establishes standards for the reporting and display of comprehensive
                  income and its components in the financial statements. As of
                  June 30, 2001 and for the period from inception to June 30,
                  2001, the Company has no items that represent other
                  comprehensive income and, therefore, has not included a
                  schedule of comprehensive income in the consolidated financial statements.

                 See accompanying independent auditors' report.

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

                           SIX FORTY-NINE INCORPORATED
                          (A Development Stage Company)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                       YEARS ENDED JUNE 30, 2001 AND 2000
                             AND FOR THE PERIOD FROM
                   JUNE 29, 1999 (INCEPTION) TO JUNE 30, 2001

(1)      Summary Of Significant Accounting Policies, Continued:

         Concentration of Credit Risk:

                  Financial instruments, which potentially subject the Company to concentrations of credit risk, consist of cash. The Company places its cash with high quality financial institutions. The
                  Company maintains, at times, cash balances at certain
                  financial institutions in excess of amounts insured by Federal agencies. At June 30, 2001, the Company had $349,657 in excess of federally insured limits.

         Cash and Cash Equivalents:

                  For purposes of the statement of cash flows, the Company
                  considers all highly liquid investments purchased with
                  original maturities of three months or less to be cash
                  equivalents.

         Equipment:

                  Equipment is stated at cost, less accumulated depreciation.
                  Depreciation is recorded using the straight-line method over the estimated useful lives of the assets, which is five years.
                  Maintenance and repairs are expensed as incurred. Major
                  betterments and renewals are capitalized. Gains or losses are recognized upon sale or disposition of the assets.

         Long-Lived Assets:

                  In accordance with SFAS 121 "Accounting For The Impairment of
                  Long-Lived Assets and For Long-Lived Assets to Be Disposed
                  Of," long-lived assets to be held and used are analyzed for impairment whenever events or changes in circumstances
                  indicate that the related carrying amounts may not be
                  recoverable. The Company evaluates at each balance sheet date whether events and circumstances have occurred that indicate possible impairment. If there are indications of impairment, the Company uses future undiscounted cash flows of the related asset or asset grouping over the remaining life in measuring whether the assets are recoverable. In the event such cash flows are not expected to be sufficient to recover the
                  recorded asset values, the assets are written down to their estimated fair value. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value of the asset less cost to sell.

         Intangible Assets:

                  The Company continually monitors its intangible assets to
                  determine whether any impairment has occurred. In making such determination with respect to these assets, the Company
                  evaluates the performance on an undiscounted cash flow basis, of the intangible assets or group of assets, which gave rise to an assets carrying amount. Should impairment be identified, a loss would be reported to the extent that the carrying value of the related intangible asset exceeds the fair value of that intangible asset using the discounted cash flow method. The
                  Company is not amortizing intangible assets until operations begin and revenues are earned.

                 See accompanying independent auditors' report.

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

                           SIX FORTY-NINE INCORPORATED
                          (A Development Stage Company)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                       YEARS ENDED JUNE 30, 2001 AND 2000
                             AND FOR THE PERIOD FROM
                   JUNE 29, 1999 (INCEPTION) TO JUNE 30, 2001

(1)      Summary Of Significant Accounting Policies, Continued:

         Basic and Diluted Loss Per Share:

                  In accordance with SFAS No. 128, "Earnings Per Share," the basic loss per common share is computed by dividing net loss available to common stockholders by the weighted average
                  number of common shares outstanding. Diluted loss per common share is computed similar to basic loss per common share
                  except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the
                  additional common shares were dilutive. At June 30, 2001, the
                  Company has 1,642,300 of common stock equivalents that were anti-dilutive and excluded in the earnings per share
                  computation.

         Income Taxes:

                  The Company accounts for income taxes under SFAS 109,
                  "Accounting for Income Taxes." Under the asset and liability method of SFAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS 109, the effect on deferred tax assets and liabilities of a change in tax rates is
                  recognized in income in the period the enactment occurs. A valuation allowance is provided for certain deferred tax
                  assets if it is more likely than not that the Company will not realize tax assets through future operations.

         New Accounting Pronouncements:

                  In December 1999, the Securities and Exchange Commission
                  issued Staff Accounting Bulletin 101 ("SAB 101"), "Revenue
                  Recognition," which outlines the basic criteria that must be met to recognize revenue and provides guidance for
                  presentation of revenue and for disclosure related to revenue recognition policies in financial statements filed with the
                  Securities and Exchange Commission. The effective date of this pronouncement is the fourth quarter of the fiscal year
                  beginning after December 15, 1999. In the fourth quarter of
                  June 30, 2001, the Company implemented SAB 101, which had no material impact on its financial position and results of
                  operations.

                 See accompanying independent auditors' report.

                                       10

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

                           SIX FORTY-NINE INCORPORATED
                          (A Development Stage Company)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                       YEARS ENDED JUNE 30, 2001 AND 2000
                             AND FOR THE PERIOD FROM
                   JUNE 29, 1999 (INCEPTION) TO JUNE 30, 2001

(1)      Summary Of Significant Accounting Policies, Continued:

         New Accounting Pronouncements, Continued:

                  In March 2000, the Financial Accounting Standards Board
                  ("FASB") issued FASB Interpretation No. 44 ("Interpretation
                  44"), "Accounting for Certain Transactions Involving Stock
                  Compensation." Interpretation 44 provides criteria for the recognition of compensation expense in certain stock-based compensation arrangements that are accounted for under APB
                  Opinion No. 25, Accounting for Stock-Based Compensation.
                  Interpretation 44 was effective July 1, 2000, with certain provisions that are effective retroactively back to December
                  15, 1998 and January 12, 2000. The adoption of this statement did not have a material impact on the Company's financial
                  position, results of operations or liquidity.

                  In June 2000,  the FASB issued SFAS No. 139,  "Rescission of
                  FASB Statement No. 53 and amendments to FASB  Statements
                  No. 63, 89, and 121." The Company  does not expect the
                  adoption of SFAS No. 138 to have a material impact, if any, on its financial position or results of operations.

                  In September  2000,  the FASB issued SFAS No. 140,
                  "Accounting  for  Transfers and Servicing of Financial Assets
                  and  Extinguishments of  Liabilities." This statement is not applicable to the Company.

                  In January 2001, the FASB Emerging Issues Task Force issued
                  EITF 00-27 effective for convertible debt instruments issued after November 16, 2000. This pronouncement requires the use of the intrinsic value method for recognition of the
                  detachable and imbedded equity features included with
                  indebtedness, and requires amortization of the amount
                  associated with the convertibility feature over the life of the debt instrument rather than the period for which the
                  instrument first became convertible. This EITF 00-27 could impact future financial statements, should the Company enter into such agreements.

                  In July 2001, the FASB issued SFAS No. 141 "Business
                  Combinations". SFAS No. 141 supersedes Accounting Principals
                  Boards ("APB") No. 16 and requires that any business
                  combinations initiated after June 30, 2001 be accounted for as a purchase; therefore, eliminating the pooling-of-interest method defined in APB 16. The statement is effective for any business combination initiated after June 30, 2001 and shall apply to all business combinations accounted for by the
                  purchase method for which the date of acquisition is July 1,
                  2001 or later. The Company does not expect the adoption to have a material impact to the Company's financial position or results of operations since the Company has not participated in such activities covered under this pronouncement.

                 See accompanying independent auditors' report.

                                       11

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

                           SIX FORTY-NINE INCORPORATED
                          (A Development Stage Company)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                       YEARS ENDED JUNE 30, 2001 AND 2000
                             AND FOR THE PERIOD FROM
                   JUNE 29, 1999 (INCEPTION) TO JUNE 30, 2001

(1)      Summary Of Significant Accounting Policies, Continued:

         New Accounting Pronouncements, Continued:

                  In July 2001, the FASB issued SFAS No. 142, "Goodwill and
                  Other Intangibles". SFAS No. 142 addresses the initial
                  recognition, measurement and amortization of intangible assets acquired individually or with a group of other assets (but not those acquired in a business combination) and addresses the amortization provisions for excess cost over fair value of net assets acquired or intangibles acquired in a business
                  combination. The statement is effective for fiscal years
                  beginning after December 15, 2001, and is effective July 1,
                  2001 for any intangibles acquired in a business combination initiated after June 30, 2001. The Company does not expect the adoption to have a material impact on the Company's financial position or results of operations.

(2)      Equipment:

         A summary of equipment is as follows:

                Office equipment                               $         3,450
                Less: accumulated depreciation                            (288)
                                                               ----------------

                                                               $         3,162
                                                               ----------------

(3)      Stockholders' Equity:

         Common Stock:

         In November 2000, the Company acquired a proprietary formula by the issuance of 6,500,000 shares of its common stock. The unrelated party who contributed the property became a majority stockholder of the
         Company from this transaction. Since the unrelated party became the majority stockholder, the value assigned to the shares would have been the unrelated party's historical cost basis; however, the unrelated party had no out-of-pocket cost associated with the development of the property, so the value assigned to the shares was $0.001 per share, which was fair market value of the Company's common stock on the date of issuance.

         In November 2000, 1,250,000 shares of common stock were issued in exchange for prior services rendered at a value of $1,250, which was fair market value of the Company's common stock on the date of issuance.

         In January 2001, the Company performed a private placement of 50,000 units at $0.50 per unit for an aggregate total of $25,000. Each unit sold consisted of (1) one share of the Company's common stock and (2)
         one warrant to purchase a share of the Company's common stock. The warrants are exercisable at $0.75 if exercised within two years after issuance and $1.00 per share if exercised in the third and remaining year of the warrant's life.

                 See accompanying independent auditors' report.

                                       12

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

                           SIX FORTY-NINE INCORPORATED
                          (A Development Stage Company)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                       YEARS ENDED JUNE 30, 2001 AND 2000
                             AND FOR THE PERIOD FROM
                   JUNE 29, 1999 (INCEPTION) TO JUNE 30, 2001

(3)      Stockholders' Equity, Continued:

         Common Stock, Continued:

         In March 2001, the Company performed a private placement of 1,592,300 units at $0.50 per unit for an aggregate total of $796,150. Each unit sold consisted of (1) one share of the Company's common stock and (2)
         one warrant to purchase a share of the Company's common stock. The warrants are exercisable at $0.75 if exercised within two years after issuance and $1.00 per share if exercised in the third and remaining year of the warrant's life.

         Warrants:

         The following represents all activity that took place with regards to warrants issued:

                                                                                                           Average
                                                                                                       Exercise Price
                                                                                        Warrants          Per Share
                                                                                   ----------------   ----------------
        Outstanding, June 29, 1999, June 30, 1999 and 2000                                        -   $              -
                 Sold                                                                     1,642,300               0.75
                                                                                   ----------------   ----------------

        Balance June 30, 2001                                                             1,642,300   $           0.75
                                                                                   ================   ================

         The weighted average remaining contractual life of the warrants at June
         30, 2001 is 2.75 years.

(4)      Provision for Income Taxes:

         The reconciliation of the effective income tax rate to the federal statutory rate as of June 30, 2001 and 2000 is as follows:

                                                                                               June 30,
                                                                                    -------------------------------
                                                                                           2001             2000
                                                                                    ----------------   ----------------

        Computed "expected" tax (benefit)                                           $       (103,500)  $           (200)
        Increase (decrease) in income taxes resulting from:
          Increase in valuation allowance                                                    103,500                200
                                                                                    ----------------   ----------------

                                                                                    $              -   $              -
                                                                                    ================   ================


                 See accompanying independent auditors' report.

                                       13

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

                           SIX FORTY-NINE INCORPORATED
                          (A Development Stage Company)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                       YEARS ENDED JUNE 30, 2001 AND 2000
                             AND FOR THE PERIOD FROM
                   JUNE 29, 1999 (INCEPTION) TO JUNE 30, 2001

(4)      Provision for Income Taxes, Continued:

         Deferred tax assets and liabilities reflect the net effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and amounts used for income tax purposes.
         Significant components of the Company's deferred tax assets and liabilities at June 30, 2001 and 2000 are as follows:

                                                          June 30,
                                             ----------------------------------

                                                   2001                2000
                                             ----------------  ----------------

        Deferred tax assets:
          Net operating loss carryforwards   $        104,000  $          500
        Less: valuation allowance                    (104,000)            (500)
                                             ----------------  ----------------

                                             $              -  $              -
                                             ================  ================

         At June 30, 2001, the Company has provided a 100% valuation allowance for the deferred tax asset since management has not been able to determine that the realization of that asset is more likely than not.
         The net change in the valuation allowance for the years ended June 30,
         2001 and 2000 was an increase of $103,500 and $200, respectively. Net operating loss carryforwards ("NOLs") of approximately $256,000 expire through 2016.

(5)      Related Party Transactions:

         During the year ended June 30, 2001, the Company paid $16,500 to an entity owned by one of the Company's directors and stockholders for consulting services rendered.

         During the year ended June 30, 2001, the Company paid $45,400 to an entity owned by an officer and director of the Company for management fees.

         During the year ended June 30, 2001, the Company paid $10,000 to an entity owned by a stockholder of the Company for marketing fees.

         During the year ended June 30, 2001, the Company paid $50,000 to an entity owned by a stockholder of the Company for nutritional consulting.

         During the year ended June 30, 2001, the Company paid $27,000 to a stockholder for nutritional consulting fees.

         No related party transactions took place for the year ended June 30,
         2000.

                 See accompanying independent auditors' report.

                                       14

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

                           SIX FORTY-NINE INCORPORATED
                          (A Development Stage Company)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                       YEARS ENDED JUNE 30, 2001 AND 2000
                             AND FOR THE PERIOD FROM
                   JUNE 29, 1999 (INCEPTION) TO JUNE 30, 2001

(6)      Commitments and Contingencies:

         Royalty Agreement:

         In June 2001, the Company entered into a 10-year agreement with the
         Company's Chairman, President and a shareholder to pay each of them a royalty for sales on the Company's proprietary product know as the
         Medslim Program. The agreement states that each of the parties is to receive $0.05 on each unit sold as canned, bottled or under any other form. The royalty is to be calculated for each calendar month and payable with in 15 days from the end of each calendar month.

(7)      Subsequent Events:

         In July 2001, the Company entered into an Asset Purchase and Sale
         Agreement with Encore Ventures, Inc., a Nevada corporation (Encore).
         The agreement calls for the Company to sell all of its assets in exchange for 12,892,300 shares of Encore. This would give the Company a
         50% holding in Encore. Upon completion of the transaction, the Company plans to dissolve and distribute all of the shares received to its shareholders.

                                       15

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

(b)      Pro Forma Financial Information.

                              ENCORE VENTURES, INC.
                          (A Development Stage Company)

                              FINANCIAL STATEMENTS

                                  JULY 31, 2001
                                   (Unaudited)
                            (Stated in U.S. Dollars)

                                       16

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

                              ENCORE VENTURES, INC.
                          (A Development Stage Company)

                       BALANCE SHEETS (RESTATED - NOTE 4)
                                   (Unaudited)
                            (Stated in U.S. Dollars)


------------------------------------------------------------------------------- ---------------  ----------------
                                                                                   JULY 31           APRIL 30
                                                                                     2001              2001
------------------------------------------------------------------------------- ---------------  ----------------
ASSETS

Current
     Cash                                                                       $         4,128  $         23,300

Intangible Assets                                                                        12,893                 -
                                                                                ---------------  ----------------

                                                                                $        17,021  $         23,300
=============================================================================== ===============  ================
LIABILITIES

Current
   Accounts payable and accrued liabilities                                     $         4,036  $          9,969
                                                                                ---------------  ----------------

SHAREHOLDERS' EQUITY

Share Capital
   Authorized:
         100,000,000 Common shares, par value $0.001 per share

   Issued and outstanding:
         25,784,600 Common shares at July 31, 2001
         12,892,300 Common shares at April 30, 2001                                      16,273             3,380

   Additional paid-in capital                                                            91,120            91,120

Deficit Accumulated During The Development Stage                                        (94,408)          (81,169)
                                                                                ---------------  ----------------
                                                                                         12,985            13,331
                                                                                ---------------  ----------------

                                                                                $        17,021  $         23,300
=============================================================================== ===============  ================


                                       17

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

                              ENCORE VENTURES, INC.
                          (A Development Stage Company)

               STATEMENTS OF LOSS AND DEFICIT (RESTATED - NOTE 4)
                                   (Unaudited)
                            (Stated in U.S. Dollars)


------------------------------------------------------- -------------------- ------------------- -------------------
                                                               THREE               THREE             INCEPTION
                                                              MONTHS               MONTHS           SEPTEMBER 14
                                                               ENDED               ENDED              1999 TO
                                                              JULY 31             JULY 31             JULY 31
                                                               2001                 2000                2001
------------------------------------------------------- -------------------- ------------------- -------------------
Expenses
     Consulting fees                                    $              5,000  $                - $             6,000
     Mineral property option payments                                      -                   -              25,666
     Office administration and sundry                                  5,032               1,604              19,147
     Professional fees                                                 3,305              11,662              44,263
     Stock transfer services                                              25                 660               1,415
                                                        -------------------- ------------------- -------------------
                                                                      13,362              13,926              96,491

Income
     Interest                                                           (123)                  -              (2,083)
                                                        -------------------- ------------------- -------------------

Net Loss For The Period                                               13,239              13,926 $            94,408
                                                        -------------------- ------------------- ===================

Deficit Accumulated During The
    Development Stage, Beginning Of Period, as
    previously reported                                               81,169               9,600

Prior Period Adjustment (Note 4)                                           -              25,000
                                                        -------------------- -------------------
Deficit Accumulated During The
    Development Stage, Beginning Of Period, as restated
                                                                      81,169              34,600
                                                        -------------------- -------------------

Deficit Accumulated During The
    Development Stage, End Of Period                    $            94,408  $            48,526
======================================================= ===================  ===================

Net Loss Per Share                                      $             (0.01) $             (0.01)
======================================================= ===================  ===================

Weighted Average Number Of Shares Outstanding
                                                                 13,032,434           12,892,300
======================================================= ===================  ===================


                                       18

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

                              ENCORE VENTURES, INC.
                          (A Development Stage Company)

                            STATEMENTS OF CASH FLOWS
                                   (Unaudited)
                            (Stated in U.S. Dollars)


--------------------------------------------------------------- -----------------  ----------------  ----------------
                                                                     THREE             THREE           INCEPTION
                                                                     MONTHS           MONTHS          SEPTEMBER 14
                                                                     ENDED             ENDED            1999 TO
                                                                    JULY 31           JULY 31           JULY 31
                                                                      2001             2000               2001
--------------------------------------------------------------- -----------------  ----------------  ----------------
Cash Flows From Operating Activity
     Net loss for the period                                    $         (13,239) $        (13,926) $       (94,408)

Adjustments To Reconcile Net Loss To Net
  Cash Used By Operating Activity
     Change in accounts payable                                            (5,933)             (517)            4,036
                                                                -----------------  ----------------  ----------------
                                                                          (19,172)          (14,443)         (90,372)
                                                                -----------------  ----------------  ----------------
Cash Flows From Financing Activity
     Share capital issued                                                       -                 -            94,500
                                                                -----------------  ----------------  ----------------
Increase (Decrease) In Cash                                               (19,172)          (14,443)            4,128

Cash, Beginning Of Period                                                  23,300            61,917                 -
                                                                -----------------  ----------------  ----------------

Cash, End Of Period                                             $       4,128      $         47,474  $          4,128
=============================================================== =================  ================  ================


SUPPLEMENTAL DISCLOSURE OF NON-CASH FINANCING AND INVESTING ACTIVITIES:

During the period ended July 31, 2001, the Company acquired intangible assets from Six Forty-Nine Incorporated by issuing 12,892,300 common shares at the fair value of $12,893.

                                       19

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

                              ENCORE VENTURES, INC.
                          (A Development Stage Company)

             STATEMENTS OF STOCKHOLDERS' EQUITY (RESTATED - NOTE 4)

                                  JULY 31, 2001
                                   (Unaudited)
                            (Stated in U.S. Dollars)


                                                    COMMON STOCK                             DEFICIT
                                   -----------------------------------------------         ACCUMULATED
                                                                          ADDITIONAL        DURING THE
                                                                           PAID-IN         DEVELOPMENT
                                        SHARES           AMOUNT            CAPITAL            STAGE             TOTAL
                                   ----------------  ----------------  ----------------  ----------------  ----------------
Shares issued for cash
  at $0.001                               1,500,000  $          1,500  $              -  $              -  $          1,500

Shares issued for cash
  at $0.01                                1,500,000             1,500            13,500                 -            15,000

Shares issued for cash
  at $0.10                                  280,000               280            27,720                 -            28,000

Shares issued for cash
  at $0.50                                  100,000               100            49,900                 -            50,000

Net loss for the period                           -                 -                 -           (34,600)          (34,600)
  as restated (Note 4)
                                   ----------------  ----------------  ----------------  ----------------  ----------------

Balance, April 30, 2000                   3,380,000             3,380            91,120           (34,600)           59,900

Net loss for the year                             -                 -                 -           (46,569)          (46,569)
                                   ----------------  ----------------  ----------------  ----------------  ----------------

Balance, April 30, 2001                   3,380,000             3,380            91,120           (81,169)           13,331

Stock split 3.8143:1                      9,512,300                 -                 -                 -                 -

Shares issued for
  acquisition of intangible
  assets at $0.001                       12,892,300            12,893                 -                 -            12,893

Net loss for the period                           -                 -                 -           (13,239)          (13,239)
                                   ----------------  ----------------  ----------------  ----------------  ----------------

Balance, July 31, 2001                   25,784,600  $         16,273  $         91,120  $        (94,408) $         12,985
                                   ================  ================  ================  ================  ================


                                       20

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

                              ENCORE VENTURES, INC.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

                                  JULY 31, 2001
                                   (Unaudited)
                            (Stated in U.S. Dollars)

BASIS OF PRESENTATION

The unaudited financial statements as of July 31, 2001 included herein have been prepared without audit pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with United States generally accepted principles have been condensed or omitted pursuant to such rules and regulations. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. It is suggested that these financial statements be read in conjunction with the April 30, 2001 audited financial statements and notes thereto.

1.   NATURE OF OPERATIONS

     a)  Organization

         The Company was incorporated in the State of Nevada, U.S.A., on
         September 14, 1999. Effective July 11, 2001, all the outstanding common shares were split on a 3.8143 for 1 basis which increased the number of outstanding shares from 3,380,000 to 12,892,300.

     b)  Going Concern

         The accompanying financial statements have been prepared assuming the
         Company will continue as a going concern.

         As shown in the accompanying financial statements, the Company has incurred a net loss of $94,408 for the period from September 14, 1999
         (inception) to July 31, 2001, and has no sales. The future of the
         Company is dependent upon its ability to obtain financing and upon future profitable operations from the development of its new business opportunities. Management has plans to seek additional capital through a private placement and public offering of its common stock. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts of and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States. Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates which have been made using careful judgement.

                                       21

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

                              ENCORE VENTURES, INC.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

                                  JULY 31, 2001
                                   (Unaudited)
                            (Stated in U.S. Dollars)

2.   SIGNIFICANT ACCOUNTING POLICIES (Continued)

     The financial statements have, in management's opinion, been properly prepared within reasonable limits of materiality and within the framework of the significant accounting policies summarized below:

     a)  Intangible Assets

         Intangible assets represent the purchase of all the rights, title, and interest in and to the proprietary formula for a weight loss system.
         The Company will amortize the intangible assets on a straight line basis over three years.

     b)  Mineral Property Option Payments and Exploration Costs

         The Company expenses all costs related to the maintenance and exploration of mineral claims in which it has secured exploration rights prior to establishment of proven and probable reserves. To date, the Company has not established the commercial feasibility of its exploration prospects, therefore, all costs are being expensed.

     c)  Loss Per Share

         Loss per share is calculated using the weighted average number of common shares outstanding during the period. Diluted earnings per share is not shown as the effect is anti-dilutive.

3.   COMMITMENTS

     a)  The Company has entered into an agreement with its former president to provide management services for a one year term at $750 per month, expiring December 31, 2001. Effective July 30, 2001, this agreement has been terminated.

     b)  Pursuant to an option agreement, the Company was to acquire a 90%
         interest in a mineral claim block located in the Watson Lake Mining
         District, Yukon Territories, Canada, for consideration consisting of staged cash payments ($25,000 paid) and exploration expenditures by
         December 31, 2002.

         The option agreement was terminated on July 16, 2001 with the agreement of both parties. The Company is no longer pursuing mineral exploration activities and has focused on developing new business opportunities.

                                       22

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

                              ENCORE VENTURES, INC.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS

                                  JULY 31, 2001
                                   (Unaudited)
                            (Stated in U.S. Dollars)

4.   PRIOR PERIOD ADJUSTMENT

     During the year ended April 30, 2001, the Company adjusted its accounting for mineral property option payments which had previously been capitalized.
     The adjustment was made in order to reflect the initial expensing of all costs related to the maintenance and exploration of mineral property interests where commercial feasibility has not been established. The adjustment results in a decrease in mineral property interest of $25,000 at
     April 30, 2000, an increase in loss for the period ended April 30, 2000 of
     $25,000, and an increase in deficit at April 30, 2000 of $25,000. Loss per share for the year ended April 30, 2000 was unchanged.

5.   SUBSEQUENT EVENT

     Subsequent to July 31, 2001, the Company has changed its name to Thinka
     Weight-Loss Corporation.

                                       23

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

(c)      Exhibits.

See original Form 8-K filed on July 31, 2001.

ITEM 8.     CHANGE IN FISCAL YEAR

Not Applicable

ITEM 9.    REGULATION FD DISCLOSURE

Not Applicable.

                                       24

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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Amendment to Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THINKA WEIGHT-LOSS CORPORATION

                                            By: /s/ Stacey Lauridia
Date: September __, 2001                        --------------------

                                            Stacey Lauridia
                                            President and Director